UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2015

BROOKS AUTOMATION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25434	04-3040660
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA	01824
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (978) 262-2400

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Brooks Automation, Inc. (the “Company”) on December 7, 2015 to correctly reference the fiscal year for which PricewaterhouseCoopers LLP (“PwC”) has been appointed as the Company’s independent registered public accounting firm. The original Form 8-K incorrectly referenced PwC being appointed for the fiscal year ending September 30, 2015, when it should have referenced the fiscal year ending September 30, 2016.
Item 4.01. Changes in Registrant’s Certifying Accountant.

On December 3, 2015, the Audit Committee (the “Audit Committee”) of the Board of Directors of Brooks Automation, Inc. (the “Company”) approved the engagement of PricewaterhouseCoopers LLP (“PWC”) as the Company's independent registered public accounting firm for the Company's fiscal year ending September 30, 2016. Also, the Audit Committee informed BDO USA, LLP (“BDO”) that it has been dismissed, effective December 3, 2015, as the Company's independent registered public accounting firm.

During the fiscal years ended September 30, 2014 and 2015 and the subsequent interim period through December 3, 2015, the Company had (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to BDO's satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim period and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

BDO’s reports on the Company's consolidated financial statements for the fiscal years ended September 30, 2014 and 2015 did not contain any adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended September 30, 2014 and 2015 and the subsequent interim period through December 3, 2015, neither the Company nor anyone on its behalf has consulted with PWC regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements, (iii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto, or (iv) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company has provided BDO a copy of the disclosures it is making in this Current Report on Form 8-K prior to filing with the SEC and requested that BDO furnish the Company with a letter addressed to the SEC stating whether or not BDO agrees with the above statements. A copy of such letter, dated December 3, 2015, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter of BDO USA, LLP dated December 3, 2015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKS AUTOMATION, INC.

/s/ Jason W. Joseph
Date: December 8, 2015	Jason W. Joseph Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter of BDO USA, LLP dated December 3, 2015

4